Exhibit 99.1

4747 Bethesda Avenue, Suite 1100, Bethesda, MD 20814
NYSE symbol: PEB
www.pebblebrookhotels.com

Pebblebrook Hotel Trust Provides Further Update on Third Quarter 2020 Operating Trends

Bethesda, MD, September 29, 2020 – Pebblebrook Hotel Trust (NYSE: PEB) (the “Company”) today provided a further update on its third quarter 2020 operating trends.

HOTEL OPERATING TRENDS
▪ The Company’s 23 open hotels in July generated $19.7 million of Total Hotel Revenues and $1.1 million of Hotel EBITDA(1,2)
▪ The Company’s 34 open hotels in August generated $25.8 million of Total Hotel Revenues and ($0.5) million of Hotel EBITDA, which includes a negative impact of $1.2 million for retail lease income write-offs and straight-line rent adjustments(1,2)
▪ Hotel EBITDA for the entire portfolio for August is estimated at ($7.0) million, which includes a negative impact of $2.1 million for retail lease income write-offs and straight-line rent adjustments(1)
▪ Similar to July, the Company’s 31 independent/small branded hotels outperformed its major branded hotels in August
▪ Encouragingly, hotel demand has remained relatively stable in September as leisure travel declined modestly and business travel increased modestly, and the Company’s 35 open hotels are running at approximately 39% occupancy, month-to-date

REOPENING OF HOTELS AND RESORTS
▪ Since August 17, the Company has reopened 1 additional urban hotel, bringing its total number of open hotels and resorts to 35; these 35 properties accounted for approximately 71% of Pebblebrook’s 2019 Hotel EBITDA
▪ The Company is anticipating additional hotel reopenings as demand recovers

AVERAGE MONTHLY CASH BURN
▪ Monthly hotel portfolio cash burn is currently running at $6 to $9 million; a $9 million reduction to the Company’s early May midpoint estimate and a $3 million further reduction to the Company’s mid-August midpoint estimate
▪ Total monthly corporate cash burn is currently running at $17 to $22 million; an $8 million reduction to the Company’s early May midpoint estimate and a $2 million further reduction to the Company’s mid-August midpoint estimate
▪ The above cash burn estimates are current only for the third quarter of 2020, and the Company will revise its estimates sometime in the fourth quarter as demand patterns become clearer for the balance of the year

The following table represents the Company’s estimates for July 2020 and August 2020(1):

	Open Properties(2)			Total Owned Portfolio(3)
	Jul 2020	Aug 2020		Jul 2020	Aug 2020
	(growth rates are shown vs. comparable prior period of 2019)
Number of hotels	23	34		53	53

Occupancy	28.4%	30.4%		12.6%	20.2%
Occupancy growth rate	(68.1%)	(65.3%)		(85.7%)	(77.1%)

RevPAR	$71.53	$65.36		$31.85	$43.59
RevPAR growth rate	(70.4%)	(71.4%)		(86.3%)	(80.6%)

Total Hotel Revenues ($ in millions)	$19.7	$25.8		$21.1	$25.8
Hotel EBITDA	$1.1	($0.5)	(4)	($6.8)	($7.0)	(4)

(1)	July 2020 and August 2020 estimates are preliminary, unaudited and subject to change as the Company completes its financial statements for the quarter.
(2)	Represents properties at which operations were not temporarily suspended for more than half of the respective month.
(3)	Represents all 53 hotels the Company owned as of September 29, 2020.
(4)	Includes $2.1 million, of which $1.2 million is attributed to the Open Properties, for the negative impact of retail lease income write-offs and straight-line rent adjustments.

About Pebblebrook Hotel Trust

Pebblebrook Hotel Trust (NYSE: PEB) is a publicly traded real estate investment trust ("REIT") and the largest owner of urban and resort lifestyle hotels in the United States. The Company owns 53 hotels, totaling approximately 13,200 guestrooms across 14 urban and resort markets, with a focus on the west coast gateway cities. For more information, visit www.pebblebrookhotels.com and follow us at @PebblebrookPEB.

This press release contains certain “forward-looking statements” made pursuant to the safe harbor provisions of the Private Securities Reform Act of 1995. Forward-looking statements are generally identifiable by use of forward-looking terminology such as “may,” “will,” “should,” “potential,” “intend,” “expect,” “seek,” “anticipate,” “estimate,” “approximately,” “believe,” “could,” “project,” “predict,” “forecast,” “continue,” “assume,” “plan,” references to “outlook” or other similar words or expressions. Forward-looking statements are based on certain assumptions and can include future expectations, future plans and strategies, financial and operating projections and forecasts and other forward-looking information and estimates. Examples of forward-looking statements include estimates of Same-Property Hotel EBITDA and Hotel EBITDA. These forward-looking statements are subject to various risks and uncertainties, many of which are beyond the Company’s control, which could cause actual results to differ materially from such statements. These risks and uncertainties include, but are not limited to, the COVID-19 pandemic, the state of the U.S. economy and the supply of hotel properties, and other factors as are described in greater detail in the Company’s filings with the U.S. Securities and Exchange Commission (“SEC”), including, without limitation, the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 and Current Report on Form 8-K filed with the SEC on March 24, 2020. Unless legally required, the Company disclaims any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

For further information about the Company's business and financial results, please refer to the "Management's Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” sections of the Company’s filings with the SEC, including, but not limited to, its Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, copies of which may be obtained at the Investor Relations section of the Company’s website at www.pebblebrookhotels.com.

All information in this press release is as of September 29, 2020. The Company undertakes no duty to update the statements in this press release to conform the statements to actual results or changes in the Company’s expectations.

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Contacts:

Raymond D. Martz, Chief Financial Officer, Pebblebrook Hotel Trust - (240) 507-1330

For additional information or to receive press releases via email, please visit our website at
www.pebblebrookhotels.com

Pebblebrook Hotel Trust
Open Property Portfolio (23 Hotels)
Reconciliation of Hotel Net Income to Hotel EBITDA and Hotel Net Operating Income
July 2020 Estimate
(Unaudited, in millions)

For the month of July,
2020

Hotel net income	$(8.0)

Adjustment:
Depreciation and amortization	9.1

Hotel EBITDA	$1.1

Adjustment:
Capital reserve	(0.8)

Hotel Net Operating Income	$0.3

This press release includes certain non-GAAP financial measures as defined under Securities and Exchange Commission (SEC) rules. These measures are not in accordance with, or an alternative to, measures prepared in accordance with U.S. generally accepted accounting principles, or GAAP, and may be different from non-GAAP measures used by other companies. In addition, these non-GAAP measures are not based on any comprehensive set of accounting rules or principles. Non-GAAP measures have limitations in that they do not reflect all of the amounts associated with the hotel’s results of operations determined in accordance with GAAP.

The Company has presented an estimate for July 2020 hotel EBITDA and an estimate for July 2020 hotel net operating income after capital reserves because it believes these measures provide investors and analysts with an understanding of the hotel-level operating performance. These non-GAAP measures do not represent amounts available for management’s discretionary use, because of needed capital replacement or expansion, debt service obligations or other commitments and uncertainties, nor are they indicative of funds available to fund the Company’s cash needs, including its ability to make distributions.

The Company’s presentation of the hotel’s estimated July 2020 EBITDA and estimated July 2020 net operating income after capital reserves should not be considered as an alternative to net income (computed in accordance with GAAP) as an indicator of the hotel’s financial performance. The table above is a reconciliation of the hotel’s estimated July 2020 EBITDA and net operating income after capital reserves calculations to net income in accordance with GAAP. Any differences are a result of rounding.

Pebblebrook Hotel Trust
Total Property Portfolio (53 Hotels)
Reconciliation of Hotel Net Income to Hotel EBITDA and Hotel Net Operating Income
July 2020 Estimate
(Unaudited, in millions)

For the month of July,
2020

Hotel net income	$(25.8)

Adjustment:
Depreciation and amortization	19.0

Hotel EBITDA	$(6.8)

Adjustment:
Capital reserve	(0.9)

Hotel Net Operating Income	$(7.7)

This press release includes certain non-GAAP financial measures as defined under Securities and Exchange Commission (SEC) rules. These measures are not in accordance with, or an alternative to, measures prepared in accordance with U.S. generally accepted accounting principles, or GAAP, and may be different from non-GAAP measures used by other companies. In addition, these non-GAAP measures are not based on any comprehensive set of accounting rules or principles. Non-GAAP measures have limitations in that they do not reflect all of the amounts associated with the hotel’s results of operations determined in accordance with GAAP.

The Company has presented an estimate for July 2020 hotel EBITDA and an estimate for July 2020 hotel net operating income after capital reserves because it believes these measures provide investors and analysts with an understanding of the hotel-level operating performance. These non-GAAP measures do not represent amounts available for management’s discretionary use, because of needed capital replacement or expansion, debt service obligations or other commitments and uncertainties, nor are they indicative of funds available to fund the Company’s cash needs, including its ability to make distributions.

The Company’s presentation of the hotel’s estimated July 2020 EBITDA and estimated July 2020 net operating income after capital reserves should not be considered as an alternative to net income (computed in accordance with GAAP) as an indicator of the hotel’s financial performance. The table above is a reconciliation of the hotel’s estimated July 2020 EBITDA and net operating income after capital reserves calculations to net income in accordance with GAAP. Any differences are a result of rounding.

Pebblebrook Hotel Trust
Open Property Portfolio (34 Hotels)
Reconciliation of Hotel Net Income to Hotel EBITDA and Hotel Net Operating Income
August 2020 Estimate
(Unaudited, in millions)

For the month of August,
2020

Hotel net income	$(13.4)

Adjustment:
Depreciation and amortization	12.9

Hotel EBITDA	$(0.5)

Adjustment:
Capital reserve	(1.0)

Hotel Net Operating Income	$(1.5)

This press release includes certain non-GAAP financial measures as defined under Securities and Exchange Commission (SEC) rules. These measures are not in accordance with, or an alternative to, measures prepared in accordance with U.S. generally accepted accounting principles, or GAAP, and may be different from non-GAAP measures used by other companies. In addition, these non-GAAP measures are not based on any comprehensive set of accounting rules or principles. Non-GAAP measures have limitations in that they do not reflect all of the amounts associated with the hotel’s results of operations determined in accordance with GAAP.

The Company has presented an estimate for August 2020 hotel EBITDA and an estimate for August 2020 hotel net operating income after capital reserves because it believes these measures provide investors and analysts with an understanding of the hotel-level operating performance. These non-GAAP measures do not represent amounts available for management’s discretionary use, because of needed capital replacement or expansion, debt service obligations or other commitments and uncertainties, nor are they indicative of funds available to fund the Company’s cash needs, including its ability to make distributions.

The Company’s presentation of the hotel’s estimated August 2020 EBITDA and estimated August 2020 net operating income after capital reserves should not be considered as an alternative to net income (computed in accordance with GAAP) as an indicator of the hotel’s financial performance. The table above is a reconciliation of the hotel’s estimated August 2020 EBITDA and net operating income after capital reserves calculations to net income in accordance with GAAP. Any differences are a result of rounding.

Pebblebrook Hotel Trust
Total Property Portfolio (53 Hotels)
Reconciliation of Hotel Net Income to Hotel EBITDA and Hotel Net Operating Income
August 2020 Estimate
(Unaudited, in millions)

For the month of August,
2020

Hotel net income	$(25.8)

Adjustment:
Depreciation and amortization	18.8

Hotel EBITDA	$(7.0)

Adjustment:
Capital reserve	(1.0)

Hotel Net Operating Income	$(8.0)

This press release includes certain non-GAAP financial measures as defined under Securities and Exchange Commission (SEC) rules. These measures are not in accordance with, or an alternative to, measures prepared in accordance with U.S. generally accepted accounting principles, or GAAP, and may be different from non-GAAP measures used by other companies. In addition, these non-GAAP measures are not based on any comprehensive set of accounting rules or principles. Non-GAAP measures have limitations in that they do not reflect all of the amounts associated with the hotel’s results of operations determined in accordance with GAAP.

The Company has presented an estimate for August 2020 hotel EBITDA and an estimate for August 2020 hotel net operating income after capital reserves because it believes these measures provide investors and analysts with an understanding of the hotel-level operating performance. These non-GAAP measures do not represent amounts available for management’s discretionary use, because of needed capital replacement or expansion, debt service obligations or other commitments and uncertainties, nor are they indicative of funds available to fund the Company’s cash needs, including its ability to make distributions.

The Company’s presentation of the hotel’s estimated August 2020 EBITDA and estimated August 2020 net operating income after capital reserves should not be considered as an alternative to net income (computed in accordance with GAAP) as an indicator of the hotel’s financial performance. The table above is a reconciliation of the hotel’s estimated August 2020 EBITDA and net operating income after capital reserves calculations to net income in accordance with GAAP. Any differences are a result of rounding.